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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM N-1A





               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940                        [x]
                                 Amendment No.                       [ ]


                              PIC MIDCAP PORTFOLIO
               (Exact name of registrant as specified in charter)


300 North Lake Avenue
     Pasadena, CA                                             91101-4106
(Address of Principal Executive Offices)                      (Zip Code)


       Registrant's Telephone Number (including area code): (626) 449-8500



                                  THAD M. BROWN
                          Provident Investment Counsel
                              300 North Lake Avenue
                             Pasadena, CA 91101-4106
               (Name and address of agent for service of process)




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                              PIC MIDCAP PORTFOLIO

                                     PART A.

Item 4.  General Description of Registrant

           PIC MidCap Portfolio (the "MidCap Portfolio" or the "Portfolio") is a diversified, management open-end investment company which was organized as a trust under the laws of the State of New York on December 29, 1997.

           The investment objective of the MidCap Portfolio is to provide long-term growth of capital. There is no assurance that the MidCap Portfolio will achieve its objective.

           The MidCap Portfolio will invest in equity securities, consisting of common stocks and securities having the characteristics of common stocks, such as convertible preferred stocks, convertible debt securities and warrants. The MidCap Portfolio will invest at least 65% and under normal circumstances expects to invest at least 95% of its assets in such equity securities of companies with medium market capitalizations. The Portfolio has flexibility, however, to invest the balance in other market capitalizations and security types.

           Medium market capitalization companies are those whose market capitalization falls within the range of $500 million to $5 billion at the time of the Portfolio's investment. Companies whose capitalization falls outside this range after purchase continue to be considered medium capitalization for the purposes of the Portfolio's investment policy. Investing in medium capitalization stocks may involve greater risk than investing in large capitalization stocks, since they can be subject to more abrupt or erratic movements in value. However, they tend to involve less risk than stocks of small capitalization companies. The value of the Portfolio's domestic and foreign investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations.

           In unusual circumstances, economic, monetary, technical and other factors may cause the Advisor to assume a temporary, defensive portion during which all or a substantial portion of the Portfolio's assets may be invested in short-term instruments. For more information about short-term investments, see "General -- Short-Term Investments" below. The MidCap Portfolio also may invest part of its assets temporarily in short-term investments pending the investment of the proceeds of the sale of its Interests or of its portfolio securities.

           The MidCap Portfolio may also invest in foreign securities, although there is no requirement that it do so. See "General -- Foreign Securities" below.

General

           Short-Term Investments. The short-term investments that may be purchased by the MidCap Portfolio consist of high quality debt obligations maturing in one year or less from the date of purchase, such as U.S. Government securities, certificates of deposit, bankers' acceptances and commercial paper. High quality means the obligations have been rated at least A-1 by Standard & Poor's Corporation ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's"), or have an outstanding issue of debt securities rated at least A by S&P or Moody's, or are of comparable quality in the opinion of the Advisor. See the Appendix for a description of S&P and Moody's ratings.

           Short-term   investments  also  include  repurchase   agreements.   A
repurchase agreement is a transaction in which the Portfolio purchases a security, and at the same time, the seller (normally a commercial bank or broker-dealer) agrees to repurchase the same security (and/or a security substituted for it under the repurchase agreement) at an agreed-upon price and date in the future. The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the Portfolio holds the securities. The majority of these transactions run from day to day and not more than seven days from the original purchase. The Portfolio's risk is limited to the ability of the seller to pay the agreed-upon sum upon the delivery date; in the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. However, the securities will be marked to market every business day so that their value is at least equal to the amount due from the seller, including accrued interest. The Advisor will also consider the creditworthiness of any bank or broker-dealer involved in repurchase agreements.

           U.S. Government Securities. U.S. Government securities include direct obligations issued by the United States Treasury, such as Treasury bills, certificates of indebtedness, notes and bonds. U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Home Loan Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

           Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

           Foreign Securities. The MidCap Portfolio has the right to invest up to 20% of its total assets in foreign securities. The Portfolio will only purchase foreign securities which are listed on a national securities exchange or included in the NASDAQ National Market System or which are represented by American Depositary Receipts listed on a national securities exchange or included in the NASDAQ National Market System.

           Interest or dividend payments on foreign securities may be subject to foreign withholding taxes. There are also risks in investing in foreign securities. An investment may be affected by changes in currency rates and in exchange control regulations. Foreign companies are frequently not subject to the accounting and financial reporting standards applicable to domestic companies, and there may be less information about foreign issuers. In addition, investments in foreign countries are subject to the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments.

           Futures. The Portfolio may buy and sell stock index futures contracts in order to hedge against changes in prices of the Portfolio's securities, but it does not anticipate doing so during the current fiscal year.

           Portfolio Turnover. The annual rate of portfolio turnover of the MidCap Portfolio is anticipated to be less than 100% in the future. However, under certain market conditions, the Portfolio may experience a higher rate of portfolio turnover. In general, the Advisor will not consider the rate of portfolio turnover to be a limiting factor in determining when or whether to purchase or sell securities in order to achieve the Portfolio's objective. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Portfolio, and may increase realized capital gains which are taxable to Holders when distributed.

                             INVESTMENT RESTRICTIONS

           The Portfolio has adopted certain investment restrictions, which are described fully in the Statement of Additional Information. One of these restrictions states that the Portfolio may borrow money only from banks for temporary or emergency purposes in amounts not to exceed 10% of the Portfolio's assets, and that additional investments may not be made while any such borrowings are in excess of 5% of the Portfolio's assets. Like the investment objective, these restrictions are fundamental and may be changed only by a majority vote of the outstanding Interests of the Portfolio.

           It is a position of the Securities and Exchange Commission (and an operating although not a fundamental policy of the Portfolio) that open-end investment companies such as the Portfolio should not make certain investments if thereafter more than 10% of the value of its net assets would be so invested. The investments included in this 10% limit are (i) those which are restricted; i.e., those which cannot freely be sold for legal reasons (other than those which meet the requirements of Securities Act Rule 144A); (ii) fixed time deposits subject to withdrawal penalties (other than deposits with a term of less than seven days); (iii) repurchase agreements having a maturity of more than seven days; and (iv) investments for which market quotations are not readily available. The 10% limitation does not include obligations which are payable at principal amount plus accrued interest within seven days after purchase.

Item 5. Management of the Fund.

           The Portfolio's Board of Trustees decides on matters of general policy and reviews the activities of the Advisor and the Administrator. The Portfolio's officers conduct and supervise the daily business operations of the Portfolio.

The Advisor

           The Advisor to the MidCap Portfolio is Provident Investment Counsel, Inc., 300 North Lake Avenue, Pasadena, California 91101-4022. Subject to the direction and control of the Trustees of the MidCap Portfolio, the Advisor formulates and implements an investment program for the Portfolio, including determining which securities should be bought and sold. The Advisor also provides certain of the officers of the Portfolio. For its services, The Advisor receives a fee from the Portfolio, accrued daily and paid monthly, at the annual rate of 0.70% of the average daily net assets of the Portfolio.

           The Advisor is a corporation that traces its origins to an investment partnership formed in 1951. On February 15, 1995, it became an indirect, wholly owned subsidiary of United Asset Management ("UAM"), a publicly owned corporation with headquarters located at One International Place, Boston, MA 02110. UAM is principally engaged, through affiliated firms, in providing institutional investment management services. At September 30, 1997, total assets under the Advisor's management were in excess of $20 billion.

The Administrator

           Pursuant  to  an   Administration   Agreement,   Investment   Company
Administration Corporation (the "Administrator") supervises the overall administration of the Portfolio, including, among other responsibilities, the preparation and filing of all documents required for compliance by the Portfolio with applicable laws and regulations, arranging for the maintenance of books and records and the Portfolio, and supervision of other organizations that provides services to the Portfolio. Certain officers of the Portfolio are also provided by the Administrator. The Portfolio is responsible for paying legal and auditing fees, the fees and expenses of its custodian, accounting services and transfer agents, trustees' fees and registration fees, as well as its other operating expenses. For the services it provides, the Administrator receives a fee from the Portfolio at an annual rate of .10% of the average daily net assets of the Portfolio.

Transfer and Dividend Paying Agent

           The Portfolio does not have a transfer or dividend paying agent.

Item 6.  Capital Stock and Other Securities

           Holders of Interests in the Portfolio are entitled to one vote for each full Interest held (and fractional votes for fractions of Interests) and may vote in the election of Trustees and on other matters submitted to meetings of Holders. It is not contemplated that regular annual meetings of Holders will be held.

           The Declaration of Trust provides that the Holders have the right, upon the declaration in writing or vote of the Holders of a majority of Interests, to remove a Trustee. The Trustees will call a meeting of Holders to vote on the removal of a Trustee upon the written request of the Holders of ten per cent of its Interests. In addition, ten Holders holding the lesser of $25,000 worth or one per cent of the Interests may advise the Trustees in writing that they wish to communicate with other Holders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other Holders.

           Holders of Interests have no preemptive or other right to subscribe for additional securities. Interests are non-transferable.

           Holders may be liable for obligations of the Portfolio, but the risk of a Holder incurring financial loss on account of such liability is limited to circumstances in which the Portfolio was unable to meet its obligations.

           The Book Capital Account balances of Holders are determined at such time or times, at such frequency and pursuant to such method as the Trustees may from time to time determine. The power and duty to make such calculations may be delegated by the Trustees to such person as the Trustees may determine. It is expected that such calculations will be made on such days as necessary to comply with Rule 22c-1 under the Investment Company Act of 1940 (the "1940 Act").

           The Trustees shall, in compliance with applicable provisions of the Internal Revenue Code (the "Code") or regulations thereunder, agree to (a) the daily allocation of income or loss to each Holder, (b) the payment of distributions to Holders and (c) upon liquidation of the Portfolio, the final distribution of items of taxable income and expense. Any such agreement may be amended from time to time to comply with the Code or regulations thereunder. The Trustees may retain from net profits such amount as they may deem necessary to pay the debts or expenses of the Portfolio or to meet obligations of the Portfolio, or as they may deem desirable to use in the conduct of the affairs of the Portfolio or to retain for future requirements or extension of the business of the Portfolio.

Item 7.  Purchase of Securities Being Offered

           Interests in the Portfolio are issued solely to institutional investors, including regulated investment companies, group trusts governed by
Section 501(a) of the Code, common trust funds governed by Section 584 of the Code and similar collective investment arrangements in transactions which do not involve any "public offering" within the meaning of the Securities Act of 1933 (the "1933 Act"). This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act.

           There is no sales charge on Interests in the Portfolio, and the Portfolio does not use its assets for distribution pursuant to Rule 12b-1 under the 1940 Act. There is no minimum investment in the Portfolio. The Portfolio reserves the right to reject any investment.

           The net asset value of the Portfolio is determined as of the close of trading (currently 4:00 p.m., New York time) on each day that the New York Stock Exchange is open for trading. The net asset value per Interest of the Portfolio is the value of the Portfolio's assets, less its liabilities, divided by the number of Interests outstanding.

           The Portfolio values its investments on the basis of the market value of the securities. Securities and other assets for which market prices are not readily available are valued at fair value as determined in good faith by the Board of Trustees of the Portfolio. The fair value of debt securities with remaining maturities of 60 days or less is normally their amortized cost value, unless conditions indicate otherwise. Cash and receivables will be valued at their face amounts. Interest will be recorded as accrued and dividends will be recorded on their ex- dividend date.

Item 8.  Redemption or Repurchase

           A Holder wishing to redeem Interests may do so at any time by writing to the Portfolio in care of its Custodian at P.O. Box 8950, Wilmington DE 19899, or by delivering instructions to the Custodian at 103 Bellevue Parkway, Wilmington, Delaware 19809. The redemption request should identify the Portfolio, specify the number of Interests to be redeemed and be signed by all registered owners exactly as the account is registered, and it will not be accepted unless it contains all required documents in proper form, as described below. If the request is in proper form, the Interests specified will be redeemed at the net asset value next determined after receipt of the request.

Redemption of Small Accounts

           In order to reduce the Portfolio's expenses, the Board of Trustees is authorized to cause the redemption of all of the Interests of any Holder whose account has declined to a net asset value of less than $500, as a result of a transfer or redemption, at the net asset value determined as of the close of business on the business day preceding the sending of proceeds of such redemption. The Portfolio would give Holders whose Interests were being redeemed 60 days' prior written notice in which to purchase sufficient Interests to avoid such redemption.

Item 9.  Pending Legal Proceedings

           Not applicable.

The date of this Part A is December 31, 1997.

                                     PART B.
                              PIC MIDCAP PORTFOLIO
                       STATEMENT OF ADDITIONAL INFORMATION


Item 10. Cover Page

           This Statement of Additional Information of the PIC MidCap Portfolio (the "MidCap Portfolio" or the "Portfolio") is not a prospectus, and it should be read only in conjunction with Part A of this Registration Statement. The date of this Statement of Additional Information is December 31, 1997.

Item 11.  Table of Contents

Item 12.  General Information and History................................  B-1
Item 13.  Investment Objective and Policies..............................  B-1
Item 14.  Management of the Fund.........................................  B-5
Item 15.  Control Persons and Principal Holders of Securities............  B-6
Item 16.  Investment Advisory and Other Services.........................  B-6
Item 17.  Brokerage Allocation...........................................  B-7
Item 18.  Capital Stock and Other Securities.............................  B-8
Item 19.  Purchase, Redemption and Pricing of Securities Being Offered...  B-8
Item 20.  Tax Status.....................................................  B-8
Item 21.  Underwriters...................................................  B-8
Item 22.  Calculation of Performance Data................................  B-8
Item 23.  Financial Statements...........................................  B-8
Appendix.................................................................  B-9

Item 12.  General Information and History

           Not applicable.

Item 13.  Investment Objective and Policies

           The investment objective of the MidCap Portfolio is to provide long-term growth of capital. There is no assurance that the Portfolio will achieve its objective. The discussion below supplements information contained in Part A as to investment policies of the MidCap Portfolio.

Investment Restrictions

           The Portfolio has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the Investment Company Act of 1940 (the "1940 Act"), of the outstanding voting securities of the Portfolio. Under the 1940 Act, the "vote of the holders of a majority of the outstanding voting securities" means the vote of the holders of the lesser of (i) 67% of the Interests of the Portfolio represented at a meeting at which the holders of more than 50% of its outstanding Interests are represented or (ii) more than 50% of the outstanding Interests of the Portfolio.

           The Portfolio may not:

           1. Issue senior securities, borrow money or pledge its assets, except that the Portfolio may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed), provided that it will not make investments while borrowings in excess of 5% of the value of the its total assets are outstanding;

           2. Make short sales of securities or maintain a short position;

           3. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions;

           4. Act as underwriter (except to the extent the Portfolio may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

           5. Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities); or

           6. Make investments for the purpose of exercising control or management.

           The Portfolio observes the following restrictions as a matter of operating but not fundamental policy, pursuant to positions taken by federal and state regulatory authorities:

           The Portfolio may not:

           1. Purchase or sell commodities or commodity futures contracts, except that the Portfolio may purchase and sell stock index futures contracts;

           2. Make loans (except for purchases of debt securities consistent with the investment policies of the Portfolio and except for repurchase agreements);

           3. Write put or call options; or

           4. Invest more than 10% of its assets in the securities of other investment companies or purchase more than 3% of any other investment company's voting securities or make any other investment in other investment companies except as permitted by federal law.

Repurchase Agreements

           Repurchase agreements are transactions in which a Portfolio purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased security. The purchaser maintains custody of the underlying securities prior to their repurchase; thus the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such underlying securities. If the value of such securities is less than the repurchase price, the other party to the agreement will provide additional collateral so that at all times the collateral is at least equal to the repurchase price.

           Although repurchase agreements carry certain risks not associated with direct investments in securities, the Portfolio intends to enter into repurchase agreements only with banks and dealers believed by the Advisor to present minimum credit risks in accordance with guidelines established by the Boards of Trustees. The Advisor will review and monitor the creditworthiness of such institutions under the Board's general supervision. To the extent that the proceeds from any sale of collateral upon a default in the obligation to repurchase were less than the repurchase price, the purchaser would suffer a loss. If the other party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there might be restrictions on the purchaser's ability to sell the collateral and the purchaser could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Portfolio intends to comply with provisions under that Code that would allow them immediately to resell the collateral.

Futures Contracts

           The Portfolio may buy and sell stock index futures contracts. Futures contracts are traded on designated "contract markets" which, through their clearing corporations, guarantee performance of the contracts.

           A stock index futures contract is an agreement pursuant to which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. On the contract's expiration date, a final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflects changes in the specified index of equity securities on which the future is based. If the Advisor expected general stock market prices to rise, it might purchase a stock index futures contract as a hedge against an increase in prices of particular equity securities it wanted ultimately to buy. If in fact the stock index did rise, the price of the equity securities intended to be purchased might also increase, but that increase would be offset in part by the increase in the value of the Portfolio's futures contract resulting from the increase in the index. On the other hand, if the Advisor expected general stock market prices to decline, it might sell a futures contract on the index. If that index did in fact decline, the value of some or all of the equity securities held by the Portfolio might also be expected to decline, but that decrease would be offset in part by the increase in the value of the futures contract.

           There are several risks in connection with the use of futures contracts. In the event of an imperfect correlation between the futures contract and the portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Portfolio than if it had not entered into any futures on debt securities or stock indexes.

           In addition, the market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

           Finally, positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In the event that the Portfolio could not close a futures position and the value of the position declined, the Portfolio would be required to continue to make daily cash payments of maintenance margin.

Item 14.  Management of the Fund

           The Trustees and officers of the Portfolio, their business addresses and principal occupations during the past five years are:

Richard N. Frank (age 74), Trustee     Chief Executive Officer, Lawry's
234 E. Colorado Blvd.                  Restaurants, Inc.; formerly Chairman
Pasadena, CA  91101                    of Lawry's Foods, Inc.

Bernard J. Johnson (age 73),           Retired; formerly Chairman Emeritus
     Trustee Emeritus                  of the Advisor
300 North Lake Avenue
Pasadena, CA  91101

James Clayburn LaForce (age 69),       Dean Emeritus, John E. Anderson Graduate
     Trustee                           School of Management, University of
P.O. Box 1585                          California, Los Angeles. Director of The
Pauma Valley, CA 92061                 BlackRock Funds. Trustee of Payden &
                                       Rygel Investment Trust. Director of the
                                       Timken Co., Rockwell International, Eli
                                       Lilly, Jacobs Engineering Group and
                                       Imperial Credit Industries.

Jeffrey J. Miller (age 47), President  Managing Director and Secretary of the
     and Trustee*                      Advisor
300 North Lake Avenue
Pasadena, CA  91101

Angelo R. Mozilo (age 59), Trustee     Vice Chairman and Executive Vice
155 N. Lake Avenue                     President of Countrywide Credit
Pasadena, CA  91101                    Industries (mortgage banking)

Thad M. Brown (age 47), Vice           Senior Vice President and Chief Financial
     President, Secretary and          Officer of the Advisor
     Treasurer of the Trust
300 North Lake Avenue
Pasadena, CA 91101


---------------------------------

* denotes Trustees who are "interested persons" of Portfolio under the 1940 Act.

           The following compensation was paid to each of the following Trustees. No other compensation or retirement benefits were received by any Trustee or officer from the Registrant or other registered investment company in the "Fund Complex."

                           Cash Compensation    Deferred Compensation    Total Compensation
Name of Trustee             From Registrant        From Registrant        From Fund Complex
---------------             ---------------        ---------------        -----------------
Richard N. Frank                 -0-                    -0-                   $12,000
James Clayburn La Force          -0-                    -0-                    12,000
Angelo R. Mozilo                 -0-                    -0-                    12,000


Item 15.  Control Persons and Principal Holders of Securities

           None.

Item 16.  Investment Advisory and Other Services

           Subject to the supervision of the Board of Trustees of the Portfolio, investment management and services will be provided to the Portfolio by the Advisor, pursuant to an Investment Advisory Agreement (the "Advisory Agreement").

           Under the Advisory Agreement, the Advisor will provide a continuous investment program for the Portfolio and make decisions and place orders to buy, sell or hold particular securities. In conjunction with Investment Company Administration Corporation (the "Administrator"), the Advisor also will supervise all matters relating to the operation of the Portfolio and will obtain for it officers, clerical staff, office space, equipment and services. As compensation for its services, the Advisor will receive a monthly fee at an annual rate of 0.80 of 1% of the Portfolio' average net assets. In addition to the fees payable to the Advisor and the Administrator, the Portfolio is responsible for its operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of Trustees other than those affiliated with the Advisor or the Administrator;
(v) legal and audit expenses; (vi) fees and expenses of the custodian and transfer agent; (vii) fees and expenses for registration or qualification of the Portfolio and its Interests under federal or state securities laws; (viii) expenses of preparing, printing and mailing reports and notices and proxy material to Holders; (ix) other expenses incidental to holding any meetings of Holders; (x) dues or assessments of or contributions to the Investment Company

Institute or any successor; (xi) such non-recurring expenses as may arise, including litigation affecting the Portfolio and the legal obligations with respect to which the Portfolio may have to indemnify its officers and Trustees; and (xii) amortization of organization costs.

           Under the Advisory Agreement, the Advisor will not be liable to the Portfolio for any error of judgment by the Advisor or any loss sustained by the Portfolio except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

           The Advisory Agreement is terminable by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Portfolio at any time without penalty, on 60 days' written notice to the Advisor. The Advisory Agreement also may be terminated by the Advisor on 60 days written notice to the Portfolio. The Advisory Agreement terminates automatically upon its assignment (as defined in the 1940 Act).

Item 17.  Brokerage Allocation

           The Advisory Agreement states that in connection with its duties to arrange for the purchase and the sale of securities held in the portfolio of the Portfolio by placing purchase and sale orders for the Portfolio, the Advisor shall select such broker-dealers ("brokers") as shall, in its judgment, achieve the policy of "best execution," i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Advisor is authorized in the Advisory Agreement to consider the reliability, integrity and financial condition of the broker. The Advisor also is authorized by the Advisory
Agreement to consider whether the broker provides research or statistical information to the Portfolio and/or other accounts of the Advisor.

           The Advisory Agreement state that the commissions paid to brokers may be higher than another broker would have charged if a good faith determination is made by the Advisor that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Advisor's overall responsibilities as to the accounts as to which it exercises investment discretion and that the Advisor shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services. The Advisory Agreement provides that to demonstrate that such determinations were in good faith, and to show the overall reasonableness of commissions paid, the Advisor shall be prepared to show that commissions paid (i) were for purposes contemplated by the Advisory Agreement;
(ii) were for products or services which provide lawful and appropriate assistance to its decision-making process; and (iii) were within a reasonable range as compared to the rates charged by brokers to other institutional investors as such rates may become known from available information.

           The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Portfolio in the valuation of the Portfolio's investments. The research which the Advisor receives for the Portfolio's brokerage commissions, whether or not useful to the Portfolio, may be useful to it in managing the accounts of its other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to the Portfolio.

           Money market instruments usually trade on a "net" basis as well. On occasion, certain money market instruments may be purchased by the Portfolio directly from an issuer in which case no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter`s concession or discount.

           The Registrant's custodian is PNC Bank, 17th and Market Streets, Philadelphia, PA 19101, which holds its assets. The Registrant's auditors are McGladrey & Pullen, LLP, 555 Fifh Avenue, New York, NY 10017-2416, which audits the Registrant's financial statements and prepares its tax returns.

Item 18.  Capital Stock and Other Securities
           See Part A.

Item 19.  Purchase, Redemption and Pricing of Securities Being
                     Offered

           The net asset value of the Portfolio's Interests will fluctuate and is determined as of the close of trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) each business day. The Exchange annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

           The net asset value per Interest is computed by dividing the value of the securities held by the Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of Interests in the Portfolio outstanding at such time.

Item 20.  Tax Status

           The Portfolio does not expect to be subject to any income taxes. However, each investor in the Portfolio will be taxable on its share of the Portfolio's ordinary income and capital gain.

Item 21.  Underwriters

           Not applicable.

Item 22.  Calculation of Performance Data

           Not applicable.

Item 23. Financial Statements

           Not applicable.

                                    APPENDIX
                             Description of Ratings

Moody's Investors Service, Inc.: Corporate Bond Ratings

           Aaa--Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

           Aa---Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

           Moody's applies numerical modifiers "1", "2" and "3" to both the Aaa and Aa rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

           A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Standard & Poor's Corporation: Corporate Bond Ratings

           AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

           AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

           A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

Commercial Paper Ratings

           Moody's  commercial  paper  ratings are  assessments  of the issuer's ability to repay punctually promissory obligations. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Prime 1--highest quality; Prime 2--higher quality; Prime 3--high quality.

           A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

           Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2" and "3" to indicate the relative degree of safety. The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A "+" designation is applied to those issues rated "A-1" which possess extremely strong safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation "A-3" have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

                                     PART C
                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits.
           (a)       Financial Statements:

                               To be filed by amendment.

           (b)       Exhibits:
                     (1)       Declaration of Trust
                     (2)       Not Applicable
                     (3)       Not applicable
                     (4)       Not applicable
                     (5)       Management Agreement
                     (6)       Not applicable
                     (7)       Not applicable
                     (8)       Custodian Agreement(1)
                     (9)       Administration Agreement
                     (10)      Not applicable
                     (11)      Not applicable
                     (12)      Not applicable
                     (13)      Investment letter
                     (14)      Not applicable
                     (15)      Not applicable
                     (16)      Not applicable
                     (17)      Not applicable

           (1) To be filed by amendment.

Item 25.  Persons Controlled by or under Common Control with Registrant.
           None.

Item 26.  Number of Holders of Securities.
           None.

Item 27.  Indemnification.
           Article V of Registrant's Declaration of Trust states as follows:

                     1. Definitions. As used in this Article, the following terms shall have the meanings set forth below:

                               (a) the term "indemnitee" shall mean any present or former Trustee, officer or employee of the Trust, any present or former Trustee or officer of another trust or corporation whose securities are or were owned by the Trust or of which the Trust is or was a creditor and who served or serves in such capacity at the request of the Trust, any present or former investment adviser, sub-adviser or principal underwriter of the Trust and the heirs, executors, administrators, successors and assigns of any of the foregoing; however, whenever conduct by an indemnitee is referred to, the conduct shall be that of the original indemnitee rather than that of the heir, executor, administrator, successor or assignee;

                               (b) the term "covered  proceeding" shall mean any
           threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, to which an indemnitee is or was a party or is threatened to be made a party by reason of the fact or facts under which he or it is an indemnitee as defined above;

                               (c)  the  term  "disabling  conduct"  shall  mean
           willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office in question;

                               (d) the term "covered expenses" shall mean expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by an indemnitee in connection with a covered proceeding; and

                               (e) the term "adjudication of liability" shall mean, as to any covered proceeding and as to any indemnitee, an adverse determination as to the indemnitee whether by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent.

                     2. No Personal Liability of Trustees and Others. No indemnitee shall be subject to any personal liability to any Person other than the Trust or its Holders in connection with the property or affairs of the Trust, unless arising from his bad faith, wilful misfeasance, gross negligence or reckless disregard of his duty to such Person, and all such Persons shall look solely to the property of the Trust for satisfaction of claims of any nature against an indemnitee arising in connection with the affairs of the Trust.

                     3. Indemnification. The Trust shall indemnify any indemnitee for covered expenses in any covered proceeding, whether or not there is an adjudication of liability as to such indemnitee, to the maximum extent permitted by law. However, the Trust shall not indemnify any indemnitee for any covered expenses in any covered proceeding if there has been an adjudication of liability against such indemnitee expressly based on a finding of disabling conduct. Nothing in this Declaration of Trust shall protect a Trustee against any liability to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

                     4. Advance of Expenses. Covered expenses incurred by an indemnitee in connection with a covered proceeding shall be advanced by the Trust to an indemnitee prior to the final disposition of a covered proceeding upon the request of the indemnitee for such advance and the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that the indemnitee is entitled to indemnification thereunder, but only if one or more of the following is the case: (i) the indemnitee shall provide a security for such undertaking; (ii) the Trust shall be insured against losses arising out of any lawful advances; or (iii) there shall have been a determination, based on a review of the readily available facts (as opposed to a full trial-type inquiry) that there is a reason to believe that the indemnitee ultimately will be found entitled to indemnification by either independent legal counsel in a written opinion or by the vote of a majority of a quorum of trustees who are neither "interested persons" as defined in the 1940 Act nor parties to the covered proceeding. Nothing herein shall be deemed to affect the right of the Trust and/or any indemnitee to acquire and pay for any insurance covering any or all indemnitees to the extent permitted by the 1940 Act or to affect any other indemnification rights to which any indemnitee may be entitled to the extent permitted by the 1940 Act.

                     5. Liability of Holders. Each Holder shall be jointly and severally liable (with rights of contribution inter sese in proportion to their respective Interests in the Trust) for the liabilities and obligations of the Trust in the event that the Trust fails to satisfy such liabilities and obligation; provided, however, that to the extent assets are available in the

Trust the Trust shall indemnify and hold each Holder harmless from and against any claim or liability to which such Holder may become subject by reason of his being or having been a Holder to the extent that such claim or liability imposes on the Holder an obligation or liability which, when compared to the obligations and liabilities imposed on other Holders, is greater than its Interest, and shall reimburse such Holder for all legal and other expenses reasonably incurred by it in connection with any such claim or liability. The rights accruing to a Holder under this section shall not exclude any other right to which such Holder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Holder in any appropriate situation even though not specifically provided herein. Notwithstanding the indemnification procedure described above, it is intended that each Holder shall remain jointly and severally liable to the Trust's creditors as a legal matter.

                     6. Reliance on Experts. The Trustees may take advice of counsel or other experts with respect to the meaning and operations of this Declaration of Trust and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

                     7. No Duty of Investigation. No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred by the Trustees or upon their order. The exercise by the Trustees of their powers and discretion hereunder in good faith and with reasonable care under the circumstances then prevailing, shall be binding upon everyone interested. Subject to the provisions of paragraph 2 of this Article, the Trustees shall not be liable for errors of judgment or mistakes of fact or law.

Item 28.  Business and Other Connections of Investment Adviser.

           Provident Investment Counsel, Inc. is the investment advisor of the Registrant. For information as to the business, profession, vocation or employment of a substantial nature of Provident Investment Counsel, Inc., reference is made to the Form ADV filed under the Investment Advisers Act of 1940 by Provident Investment Counsel, Inc.

Item 29.  Principal Underwriters.

           Not applicable.

Item 30. Location of Accounts and Records.

           The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of Registrant and Registrant's custodian, as follows: the documents required to be maintained by paragraphs (4), (5), (6), (7), (10) and (11) of Rule 31a-1(b) will be maintained by the Registrant, and all other records will be maintained by the Custodian.

Item 31. Management Services.

           Not applicable.

Item 32. Undertakings.

           Not applicable.
                                       C-3